Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Charles A. Mathis		Mary M. Gentry
Executive Vice President and Chief Financial Officer	- or -	Vice President, Treasurer and Investor Relations
ScanSource, Inc.		ScanSource, Inc.
(864) 286-4975		(864) 286-4892

SCANSOURCE REPORTS THIRD QUARTER RESULTS
Key Initiatives Accomplished to Grow the Business

GREENVILLE, SC -- April 30, 2015 -- ScanSource, Inc. (NASDAQ:SCSC), the leading international value-added distributor of specialty technology products, today announced financial results for fiscal year 2015 third quarter ended March 31, 2015.

Net sales for the quarter ended March 31, 2015 totaled $763.2 million, a 12% increase over net sales of $683.0 million for the quarter ended March 31, 2014. Excluding the translation impact of foreign currencies, net sales increased 16% year-over-year. The increase in net sales included a full quarter of net sales from the acquisitions of Imago and Network1, each completed during the current fiscal year.

"We had a busy quarter and completed several key strategic initiatives," said Mike Baur, CEO, ScanSource, Inc. "Our successful acquisitions of Network1 and Imago contributed to the strong sales growth in our Worldwide Communications and Services segment.  As planned, we implemented our new global ERP system in Europe with minimal disruption to our business."

Operating income for quarter ended March 31, 2015 totaled $21.5 million, compared with $25.7 million in the prior year quarter. Excluding adjustments, non-GAAP operating income for the quarter ended March 31, 2015 decreased 12% over the prior year quarter to $24.2 million from $27.6 million. Selling, general and administrative expenses for the quarter ended March 31, 2015 included $2.6 million pre-tax ($1.6 million after-tax, or $0.06 per diluted share) non-recurring SAP-related expenses associated with the implementation of the Company's Enterprise Resource Planning (ERP) system.

“We are deploying capital in accordance with our plan of strategic acquisitions, share repurchases, and investment in our global ERP system,” said Charlie Mathis, CFO, ScanSource, Inc.

On a GAAP basis, net income for the quarter ended March 31, 2015 totaled $12.9 million, or $0.45 per diluted share, compared with net income of $16.9 million, or $0.59 per diluted share, for the prior year quarter. Excluding adjustments, non-GAAP net income for the quarter ended March 31, 2015 decreased to $14.9 million, or $0.52 per diluted share, from $18.2 million, or $0.63 per diluted share.

Forecast for Next Quarter

The Company announced its current expectations for the fourth quarter of fiscal year 2015. ScanSource expects net sales for the quarter ending June 30, 2015 to range from $800 million to $850 million and non-GAAP diluted earnings per share to range from $0.56 to $0.62 per share. Non-GAAP diluted earnings per share exclude amortization of intangibles and change in fair value of contingent consideration, and acquisition costs.

Webcast Details

ScanSource will present additional information about its financial results and outlook in a conference call with presentation slides today, April 30, 2015 at 5:00 p.m. (ET).  A webcast of the call and accompanying presentation slides will be available for all interested parties and can be accessed at www.scansource.com (Investor Relations section).  The webcast will be available for replay for 60 days.

Safe Harbor Statement

This press release contains comments that are “forward-looking” statements that involve risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of important factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, expanded

ScanSource Reports Third Quarter Results

international operations that expose the Company to greater risks than its operations in domestic markets; risks in connection with our growth which includes strategic acquisitions; costs and delays in connection with the Company's new ERP system; the ability to forecast volatility in earnings resulting from the quarterly revaluation of the Company's earnout obligations; risks associated with consolidation of the Company's vendors; risks in connection with compliance with laws and regulations governing the Company's international business; macroeconomic circumstances that could impact the business, such as currency fluctuations, credit market conditions, and an economic downturn; the timing and amount of any share repurchases; the exercise of discretion by the Company to make any repurchase or continue the share repurchase authorization; and changes to the source of funds for any repurchases. For more information concerning factors that could cause actual results to differ from anticipated results, see the Company's annual report on Form 10-K for the year ended June 30, 2014, filed with the Securities and Exchange Commission. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Information

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP financial measures, which are summarized below. Non-GAAP financial measures are used to better understand and evaluate performance, including comparisons from period to period. The Company completed acquisitions on September 19, 2014 and January 13, 2015, which were both structured with earnout payments. Given the size of the acquisitions and potential variability of fair value adjustments on operating results, non-GAAP results exclude amortization of intangible assets related to acquisitions and change in fair value of contingent consideration.
Net sales excluding the translation impact of foreign currencies: The Company discusses the percentage change in net sales excluding the translation impact from changes in foreign currency exchange rates between reporting periods. This measure enhances comparability between periods to help analyze underlying trends.
Non-GAAP operating income, non-GAAP net income and non-GAAP EPS: To evaluate current period performance on a clearer and more consistent basis with prior periods, the Company discloses non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in the fair value of contingent consideration, and acquisition costs. Non-GAAP operating income, non-GAAP net income, and non-GAAP EPS measures are useful in better assessing and understanding the Company's operating performance, especially when comparing results with previous periods or forecasting performance for future periods.
Return on invested capital ("ROIC"): Management uses ROIC as a performance measurement to assess efficiency in allocating capital under the Company's control to generate returns. Management believes this metric balances the Company's operating results with asset and liability management, is not impacted by capitalization decisions and is considered to have a strong correlation with shareholder value creation. In addition, it is easily computed, communicated and understood. ROIC also provides management a measure of the Company's profitability on a basis more comparable to historical or future periods.
ROIC assists management in comparing the Company's performance over various reporting periods on a consistent basis because it removes from operating results the impact of items that do not reflect core operating performance. Adjusted earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") excludes the change in fair value of contingent consideration, in addition to other non-GAAP adjustments. Management believes the calculation of ROIC provides useful information to investors and is an additional relevant comparison of the Company's performance during the year. In addition, the Company's Board of Directors uses ROIC in evaluating business and management performance. Certain management incentive compensation targets are set and measured relative to ROIC.

These non-GAAP financial measures have limitations as analytical tools, and the non-GAAP financial measures that the Company reports may not be comparable to similarly titled amounts reported by other companies. Analysis of results and outlook on a non-GAAP basis should be considered in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP. A reconciliation of the Company's non-GAAP financial information to GAAP is set forth in the following Supplementary Information tables.
About ScanSource, Inc.
ScanSource, Inc. (NASDAQ: SCSC) is the leading international distributor of specialty technology products, focusing on point-of-sale (POS) and barcode, communications and physical security solutions. ScanSource's teams provide value-added services and operate from two technology segments, Worldwide Barcode & Security and Worldwide Communications & Services. ScanSource is committed to helping its reseller customers choose, configure and deliver the industry's best products across almost every vertical market in North America, Latin America and Europe. Founded in 1992, the Company ranks #751 on the Fortune 1000. For more information, visit www.scansource.com.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)
	March 31, 2015	June 30, 2014*
Assets
Current assets:
Cash and cash equivalents	$93,578	$194,851
Accounts receivable, less allowance of $30,859 at March 31, 2015	487,148	464,405
and $26,257 at June 30, 2014
Inventories	485,603	504,758
Prepaid expenses and other current assets	47,145	33,558
Deferred income taxes	20,879	18,109
Total current assets	1,134,353	1,215,681
Property and equipment, net	47,401	31,823
Goodwill	64,848	32,342
Other non-current assets, including net identifiable intangible assets	100,317	55,278
Total assets	$1,346,919	$1,335,124

Liabilities and Shareholders' Equity
Current liabilities:
Current debt	$5,171	$—
Accounts payable	392,396	421,721
Accrued expenses and other current liabilities	71,132	63,574
Current portion of contingent consideration	9,955	5,851
Income taxes payable	2,328	8,685
Total current liabilities	480,982	499,831
Deferred income taxes	3,636	185
Long-term debt	6,696	5,429
Long-term portion of contingent consideration	21,403	5,256
Other long-term liabilities	35,151	21,780
Total liabilities	547,868	532,481
Shareholders' equity:
Common stock	171,084	168,447
Retained earnings	699,868	650,896
Accumulated other comprehensive income (loss)	(71,901)	(16,700)
Total shareholders' equity	799,051	802,643
Total liabilities and shareholders' equity	$1,346,919	$1,335,124

*	Derived from audited financial statements.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Income Statements (Unaudited)
(in thousands, except per share data)

	Quarter ended March 31,		Nine months ended March 31,
	2015	2014	2015	2014
Net sales	$763,203	$682,998	$2,361,941	$2,155,520
Cost of goods sold	683,187	609,647	2,126,168	1,928,414
Gross profit	80,016	73,351	235,773	227,106
Selling, general and administrative expenses	58,235	46,705	158,047	143,541
Change in fair value of contingent consideration	285	981	1,262	2,218
Operating income	21,496	25,665	76,464	81,347
Interest expense	891	217	1,288	698
Interest income	(731)	(545)	(2,057)	(1,644)
Other, net	1,515	13	2,238	65
Income before income taxes	19,821	25,980	74,995	82,228
Provision for income taxes	6,878	9,031	26,023	27,544
Net income	$12,943	$16,949	$48,972	$54,684
Per share data:
Net income per common share, basic	$0.45	$0.59	$1.71	$1.93
Weighted-average shares outstanding, basic	28,646	28,502	28,590	28,275

Net income per common share, diluted	$0.45	$0.59	$1.70	$1.92
Weighted-average shares outstanding, diluted	28,855	28,730	28,825	28,548

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands)

Net Sales by Segment:
	Quarter ended March 31,			Non-GAAP % Change
	2015	2014	% Change	Excluding FX(a)
Worldwide Barcode & Security	$422,061	$455,822	(7.4)%	(2.0)%
Worldwide Communications & Services	341,142	227,176	50.2%	51.5%
Consolidated	$763,203	$682,998	11.7%	15.8%

	Nine months ended March 31,			Non-GAAP % Change
	2015	2014	% Change	Excluding FX(a)
Worldwide Barcode & Security	$1,422,793	$1,382,672	2.9%	5.8%
Worldwide Communications & Services	939,148	772,848	21.5%	22.1%
Consolidated	$2,361,941	$2,155,520	9.6%	11.6%

Net Sales by Geography:
	Quarter ended March 31,			Non-GAAP % Change
	2015	2014	% Change	Excluding FX(b)
North American (U.S. and Canada)	$534,742	$498,773	7.2%	7.2%
International	228,461	184,225	24.0%	39.1%
Consolidated	$763,203	$682,998	11.7%	15.8%

	Nine months ended March 31,			Non-GAAP % Change
	2015	2014	% Change	Excluding FX(b)
North American (U.S. and Canada)	$1,717,600	$1,602,202	7.2%	7.2%
International	644,341	553,318	16.5%	24.4%
Consolidated	$2,361,941	$2,155,520	9.6%	11.6%

Notes:
(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter and nine months ended March 31, 2015 into U.S. dollars using the weighted average foreign exchange rates for the quarter and nine months ended March 31, 2014, respectively. Worldwide Barcode & Security net sales excluding the translation impact of foreign currencies for the quarter and nine months ended March 31, 2015, as adjusted, totaled $446.9 million and $1.5 billion, respectively. Worldwide Communications & Services net sales excluding the translation impact of foreign currencies for the quarter and nine months ended March 31, 2015, as adjusted, totaled $344.2 million and $943.6 million, respectively.

(b) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter and nine months ended March 31, 2015 into U.S. dollars using the weighted average foreign exchange rates for the quarter and nine months ended March 31, 2014, respectively. International net sales excluding the translation impact of foreign currencies for the quarter and nine months ended March 31, 2015 totaled $256.3million and $688.3 million, respectively.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands)

Non-GAAP Financial Information:
	Quarter ended March 31, 2015
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$21,496	$19,821	$12,943	$0.45
Adjustments:
Amortization of intangible assets	2,114	2,114	1,464	0.05
Change in fair value of contingent consideration	285	285	200	0.01
Acquisition costs	292	292	292	0.01
Non-GAAP measure	$24,187	$22,512	$14,899	$0.52

	Quarter ended March 31, 2014
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$25,665	$25,980	$16,949	$0.59
Adjustments:
Amortization of intangible assets	909	909	595	0.02
Change in fair value of contingent consideration	981	981	647	0.02
Non-GAAP measure	$27,555	$27,870	$18,191	$0.63

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands)

Non-GAAP Financial Information:
	Quarter ended March 31,
	2015	2014
Return on invested capital (ROIC), annualized (a)	12.1%	15.3%

Reconciliation of Net Income to Adjusted EBITDA
Net income - GAAP	$12,943	$16,949
Plus: Income taxes	6,878	9,031
Plus: Interest expense	891	217
Plus: Depreciation and amortization	3,710	1,743
EBITDA	24,422	27,940
Plus: Change in fair value of contingent consideration	285	981
Plus: Acquisition costs	292	—
Adjusted EBITDA (numerator for ROIC) (non-GAAP) (b)	$24,999	$28,921

Invested Capital Calculation
Equity - beginning of quarter/year	$818,748	$751,446
Equity - end of quarter/year	799,051	772,786
Add:
Change in fair value of contingent consideration, net of tax	200	647
Acquisition costs, net of tax(c)	292	—
Average equity	809,146	762,440
Average funded debt (d)	32,046	5,429
Invested capital (denominator for ROIC) (non-GAAP)	$841,192	$767,869

Notes:
(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), plus change in fair value of contingent consideration and acquisition costs, annualized and divided by invested capital for the period. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period.

(b) Adjusted EBITDA removes the impact of change in fair value of contingent consideration for the quarters ended March 31, 2015 and 2014 and acquisition costs for the quarter ended March 31, 2015. Adjusted EBITDA and the resulting change in ROIC is shown retrospectively.

(c) Acquisition costs are nondeductible for tax purposes.
(d) Average funded debt is calculated as the average daily amounts outstanding on short-term and long-term interest-bearing debt.